Exhibit 10.39

FIRST AMENDMENT TO TERM NOTE

(Actual Balance Interest Accrual Method)

Pennsylvania

January 24, 2012	$20,000,000

BORROWER 1 (Name):  New Enterprise Stone & Lime Co., Inc.

(Organizational Structure):  a for profit corporation

(State Law organized under):  Delaware

(Address of residence/chief executive office):  3912 Brumbaugh Rd., New Enterprise, PA 16664

BORROWER 2 (Name):  Protection Services Inc.
(Organizational Structure):  a for profit corporation
(State Law organized under):  Pennsylvania

(Address of residence/chief executive office):  3912 Brumbaugh Rd., New Enterprise, PA 16664

BORROWER 3 (Name):  Gateway Trade Center Inc.

(Organizational Structure):  a for profit corporation

(State Law organized under):  New York

(Address of residence/chief executive office):  3912 Brumbaugh Rd., New Enterprise, PA 16664

BORROWER 4 (Name):  Ell Transport Inc.

(Organizational Structure):  a for profit corporation

(State Law organized under):  Pennsylvania

(Address of residence/chief executive office):  3912 Brumbaugh Rd., New Enterprise, PA 16664

BORROWER 5 (Name):  Work Area Protection Corp.

(Organizational Structure):  a for profit corporation

(State Law organized under):  Illinois

(Address of residence/chief executive office):  3912 Brumbaugh Rd., New Enterprise, PA 16664

BORROWER 6 (Name):  SCI Products Inc.

(Organizational Structure):  a for profit corporation

(State Law organized under):  Pennsylvania

(Address of residence/chief executive office):  3912 Brumbaugh Rd., New Enterprise, PA 16664

BORROWER 7 (Name):  Precision Solar Controls Inc.

(Organizational Structure):  a for profit corporation

(State Law organized under):  Texas

(Address of residence/chief executive office):  3912 Brumbaugh Rd., New Enterprise, PA 16664

BORROWER 8 (Name):  ASTI Transportation Systems, Inc.

(Organizational Structure):  a for profit corporation

(State Law organized under):  Delaware

(Address of residence/chief executive office):  3912 Brumbaugh Rd., New Enterprise, PA 16664 (Borrower 1, Borrower 2, Borrower 3, Borrower, 4, Borrower 5, Borrower 6, Borrower 7 and Borrower 8 are referred to herein collectively as “Borrower”)

BANK:   MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation with its banking offices at One M&T Plaza, Buffalo, NY 14203. Attention:  Office of the General Counsel.

WHEREAS, On August 29, 2011, Borrower executed and delivered to Bank a certain Term Note (Actual Balance Interest Accrual Method) (the “Note”) given to evidence a loan in the principal amount of $20,000,000.00 (“Principal Amount”) from Bank to Borrower (the “Loan”).

WHEREAS, On November 30, 2011, Borrower paid back to the order of the Bank the principal sum of ELEVEN MILLION DOLLARS ($11,000,000.00)(“Repaid Amount”); and as of the date hereof there is a remaining aggregate unpaid principal balance on the Loan of NINE MILLION DOLLARS ($9,000,000.00) (“Unpaid Balance”), which the parties intend to be secured solely by mortgages previously granted to Bank recorded against the Borrower PA/FLA

Properties (as defined in and as set forth on Schedule A attached hereto) which mortgages were previously recorded to secure partial payment under the Note.

WHEREAS, Borrower desires to amend the Note to provide for a revolving credit facility in a maximum principal amount not to exceed at any time $20,000,000.00, to permit Borrower additional advances not to exceed the Principal Amount, which advances shall be secured solely by mortgages against the Borrower PA/FLA Properties.

WHEREAS, effective as of November 30, 2011, Bank intends to release the Borrower Released Properties (as defined in and as set forth on Schedule B attached hereto) from the mortgages which were previously recorded to secure partial payment under the Note;

WHEREAS, the parties wish to provide for certain amendments to the terms of the Note and the release of record of the mortgages on the Borrower Released Properties with respect to the Loan in accordance with the provisions of this First Amendment to Term Note (“Amendment”).

NOW, THEREFORE, the Note is modified as follows:

Revolving Credit Facility. Subject to and upon the terms and conditions set forth in this Note, unless such Terms of the Note conflict with the provisions of this Amendment (in which case the terms of this Amendment shall govern), the Bank shall make advances to the Borrower until the Maturity Date in an aggregate principal amount outstanding at any one time not to exceed the Principal Amount; provided, however, that the aggregate amount of the Principal Amount available for borrowing at any time shall under no circumstances exceed $20,000,000. Within the limits set forth above, the Borrower may borrow under this Section, repay or prepay such advances, and reborrow under this Section in accordance with the terms hereof. All principal (together with all accrued interest and fees) on amounts hereunder advanced and unpaid is due and payable on the Maturity Date, unless it is due earlier in accordance with other terms of the Note. The Loan, the Note and all such advances shall be secured solely by mortgages on the Borrower PA/FLA Properties. Concurrently with this First Amendment, but effective as of November 30, 2011, Bank shall execute and deliver to Borrower documents in recordable form sufficient to release the Borrower Released Property from mortgages securing the Note.

Except as otherwise specifically provided herein, the Note shall continue in full force and effect, in accordance with its original terms, and parties hereto hereby expressly ratifies, confirms and reaffirms all its liabilities, obligations, duties and responsibilities under the Note as modified by this First Amendment.

[Signatures on the following Pages]

In Witness Whereof, this Amendment has been duly executed by Borrower and Bank on the day and year first written above.

New Enterprise Stone & Lime Co., Inc.
a Delaware corporation

/s/ Paul Detwiler, III
Name: Paul Detwiler, III

Title: President

Gateway Trade Center Inc. a New York corporation

/s/ Paul Detwiler, III
Name: Paul Detwiler, III

Title: Vice President

EII Transport Inc. a Pennsylvania corporation

/s/ Paul Detwiler, III
Name: Paul Detwiler, III

Title: Vice President

Protection Sevices Inc. a Pennsylvania corporation

/s/ Paul Detwiler, III
Name: Paul Detwiler, III

Title: Vice President

Work Area Protection Corp. an Illinois corporation

/s/ Paul Detwiler, III
Name: Paul Detwiler, III

Title: Vice President

[Signature Page to the First Amendment to Note]

SCI Products Inc.
a Pennsylvania corporation

/s/ Paul Detwiler, III
Name: Paul Detwiler, III

Title: Vice President

Precision Solar Controls Inc. a Texas corporation

/s/ Paul Detwiler, III
Name: Paul Detwiler, III

Title: Vice President

ASTI Transportation Systems, Inc. a Delaware corporation

/s/ Paul Detwiler, III
Name: Paul Detwiler, III

Title: Vice President

[Signature Page to the First Amendment to Note]

The undersigned hereby executes this Amendment solely to acknowledge the change in terms of the original Note.

MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation

/s/
Name:

Vice President
Title:

[Signature Page to the First Amendment to Note]

SCHEDULE A

Descriptions of “Borrower PA/FLA Properties”:

1.     Quarry Road, Guildford Twp, PA

2      3580 Division Highway, New Holland PA 17557

3      110-116 Church Street, New Enterprise, PA 16664

4      2118 NW County Road 25A, Lake City FL 32055

5      Bakersville/Somerset, PA

6      Central City, PA

7      Dry Run, PA

8      Orbisonia, PA

9      Gettysburg, PA

10    Shippensburg, PA

11    Narvon (East Earl Twp., Lancaster PA)

12    Williamson (4903 Quarry Rd., Peters Twp., Franklin County, PA)

SCHEDULE B

Descriptions of “Borrower Released Properties”:

1.     2544 Clinton Street, West Seneca, NY

2      1825 Fuhrmann Blvd., Buffalo, NY

3      Hamburg Tpke., Lackawanna, NY